UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 11, 2003
                                                        -----------------






                            BEVERLY ENTERPRISES, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                    1-9550               62-1691861
-------------------------------- ----------------- -----------------------------
(State or Other Jurisdiction of      (Commission         (I.R.S. Employer
        Incorporation)               File Number)       Identification No.)



              One Thousand Beverly Way                            72919
------------------------------------------------------ -------------------------
                Fort Smith, Arkansas                            (Zip Code)
      (Address of Principal Executive Offices)


        Registrant's telephone number including area code     (479) 201-2000

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.  REGULATION FD DISCLOSURE
ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION


On November 11, 2003, Beverly Enterprises, Inc. (the "Company") issued a press release regarding financial results for the quarter ended September 30, 2003. The Company also announced that its Board of Directors has authorized the Company to purchase up to $20 million of its outstanding shares of common stock. The authorization will be effective December 1, 2003 and remain in effect for one year. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

Information contained in this report (including the exhibit hereto) shall not be deemed filed under the Securities and Exchange Commission's rules and regulations and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


Exhibit 99.1* - Press Release of Beverly  Enterprises,  Inc.  dated November 11,
2003

*Filed with this document

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

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 12, 2003             BEVERLY ENTERPRISES, INC.




                                       By: /s/ PAMELA H. DANIELS
                                           Pamela H. Daniels
                                           Senior Vice President, Controller and
                                           Chief Accounting Officer

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

                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------
  99.1            Press Release of Beverly Enterprises, Inc. dated November 11,
                  2003

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